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                          PRUCO LIFE INSURANCE COMPANY
                            STRATEGIC PARTNERS PLUS 3

                         Supplement, dated June 20, 2005
                                       To
                          Prospectus, dated May 2, 2005

Under the Contract, we grant a bonus credit, the amount of which depends on the amount of the purchase payment and the age of the owner/joint owner. In this supplement, we refer to these rules as the "Original Bonus Criteria".
Specifically:

     - If the older of the owner or joint owner is age 80 or younger on the date that the purchase payment is made, then we will add a bonus credit to the purchase payment equal to 4% if the purchase payment is less than $250,000, 5% if the purchase payment is equal to or greater than $250,000 but less than $1 million, or 6% if the purchase payment is $1 million or greater; and

     - If the older owner is age 81-85 on the date that the purchase payment is made, then we will add a bonus credit equal to 3% of the amount of the purchase payment.

For Contracts that are issued with an application signed date between the date of this supplement and September 2, 2005 (the "Promotion Period"), we are amending the Original Bonus Criteria for those aged 80 or younger. We will cease offering the revised bonus credits after the Promotion Period has expired. During the Promotion Period, and only with respect to the initial purchase payment under the Contract, if the older of the owner or joint owner is age 80 or younger, we will add a bonus credit to the initial purchase payment equal to 4% if the initial purchase payment is less than $50,000, 5% if the initial purchase payment is equal to or greater than $50,000 but less than $1 million, or 6% if the initial purchase payment is $1 million or greater.

If you return the Contract during the free look period, we will recapture the bonus credit granted during the Promotion Period (although we will reduce the recapture amount for any investment losses and charges attributable to the bonus credit). Under the Original Bonus Criteria, in calculating the death benefit amount where the death benefit is equal to contract value, we may recapture bonus credits granted within one year prior to death. For bonus credits granted during the Promotion Period, we recapture bonus credits upon death according to the Original Bonus Criteria. For example, an owner making a $100,000 initial purchase payment during the Promotion Period would receive a bonus credit of $5000. If the owner dies within the ensuing year and the death benefit amount is equal to contract value, then we would recapture only the amount that would have been granted under the Original Bonus Criteria (i.e., $4000).

This temporary bonus offering is not available in all States. Please check with your registered representative or call (888) PRU-2888 for availability in your State.